SCUDDER
                                                                     INVESTMENTS


Scudder Global Fund

Supplement to the currently effective prospectuses

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Effective August 22, 2003, the following information replaces the disclosure in
"The portfolio managers" section of the prospectuses for Scudder Global Fund only.

The following people handle the day-to-day management of the fund:

Steve M. Wreford                          Oliver Kratz
Director of Deutsche Asset                Director of Deutsche Asset Management
Management and Co-Manager of the fund.    and Co-Manager of the fund.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
   2000 and the fund in 2002.                in 1996 and the fund in 2003.
 o Responsible for European                o Head of global portfolio selection
   Telecommunications Research.              team for Alpha Emerging Markets
 o Prior to that, five                       Equity: New York.
   years of experience as                  o Prior to that, two years of
   telecommunication and technology          experience at Merrill Lynch, Brown
   equity analyst for CCF                    Brothers Harriman and McKinsey &
   International, New York; CCF              Co.; authored Frontier Emerging
   Charterhouse, London; and as              Markets Securities Price Behavior
   management consultant in                  and Valuation; Kluwers Academic
   telecommunications for KPMG, UK.          Publishers, 1999.
 o Chartered Accountant, UK (US CPA        o MALD and Ph.D from The Fletcher
   equivalent).                              School, administered jointly by
                                             Harvard University and Tufts
                                             University.




               Please Retain This Supplement for Future Reference



August 22, 2003